QuickLinks -- Click here to rapidly navigate through this document

Exhibit 32.2

Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(18 U.S.C. Section 1350)

In connection with the Quarterly Report of American States Water Company and Golden State Water Company (the "Registrant") on Form 10-Q for the quarter ended September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Robert J. Sprowls, Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)
The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ ROBERT J. SPROWLS Robert J. Sprowls Senior Vice President—Finance, Chief Financial Officer, Treasurer and Secretary
Date: November 9, 2007

QuickLinks

  Exhibit 32.2
Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)